                           PACIFIC GLOBAL FUND, INC.
                       D/B/A PACIFIC ADVISORS FUND INC.

                              MULTI-CAP VALUE FUND

                      SUPPLEMENT DATED DECEMBER 21, 2004
                                 TO PROSPECTUS
                               DATED MAY 1, 2004

      This Supplement updates information contained in the Prospectus for Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc., dated May 1, 2004.

      Effective March 20, 2005, the Expense Limitation Agreement between the Pacific Advisors Fund Inc. and Pacific Global Investment Management Company with respect to the Multi-Cap Value Fund will terminate. Accordingly, all references to the Expense Limitation Agreement for the Multi-Cap Value Fund in the Prospectus and the Statement of Additional Information should be deleted.